UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2014

PANGAEA LOGISTICS SOLUTIONS, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

109 Long Wharf, Newport, Rhode Island 02840

(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790

(Registrant’s Telephone Number, Including Area Code)

Quartet Holdco Ltd., 777 Third Avenue, 37th Floor, New York, New York 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

As disclosed under the sections entitled “The Merger Proposal” and “The Merger Agreement” beginning at pages 60 and 84, respectively, of the final prospectus contained in the Registration Statement on Form S-4 and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on August 13, 2014 by Quartet Holdco Ltd., now known as Pangaea Logistics Solutions Ltd. (the “Registrant”), and Quartet Merger Corp. (“Quartet”), respectively, the Registrant entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of April 30, 2014, with Quartet, Quartet Merger Sub Ltd. (“Merger Sub”), Pangaea Logistics Solutions Ltd., now known as Bulk Partners (Bermuda), LTD. (“Former Pangaea”), and the securityholders of Former Pangaea (“Signing Holders”), which contemplated (i) Merger Sub merging with and into Former Pangaea with Former Pangaea surviving as a wholly-owned subsidiary of the Registrant (the “Transaction Merger”) and (ii) Quartet merging with and into the Registrant, with the Registrant surviving as the publicly-traded entity (the “Redomestication Merger” together with the Transaction Merger, the “Mergers”). The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”).

Item 2.01 of this Report discusses the consummation of the Mergers and various other transactions and events contemplated by the Merger Agreement and is incorporated herein by reference.

As described in Item 2.01 of this Report, at the closing of Mergers on October 1, 2014 (the “Closing”), the Registrant entered into an escrow agreement providing for the escrow of certain of the Registrant’s common shares issued to the Signing Holders in connection with the Transaction Merger and a registration rights agreement with the Signing Holders. Also in connection with the Closing, the Registrant adopted a 2014 Share Incentive Plan, as further described in Item 5.02 of this Report, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 29, 2014, Quartet held a special meeting in lieu of annual meeting of stockholders (the “Special Meeting”), at which the Quartet stockholders considered and adopted, among other matters, the Merger Agreement. On October 1, 2014, the parties consummated the Mergers.

At the Special Meeting, holders of 8,840,014 shares of Quartet common stock sold in its initial public offering (“public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.20 per share, or an aggregate of approximately $90,168,143. As a result of the number of public shares converted into cash and pursuant to Founding Shareholders Agreements (described below), the Quartet initial stockholders forfeited 1,739,062 shares of Quartet common stock immediately prior to the Closing.

In connection with the transactions, Quartet entered into agreements with certain third parties pursuant to which such parties agreed to accept payment for certain amounts owed to them in shares of the Registrant, resulting in the issuance of an aggregate of 329,441 common shares of the Registrant.

Upon the Closing, the former securityholders of Quartet were issued an aggregate of 3,130,861 common shares of the Registrant, including 1,026,813 common shares of the Registrant issued in exchange for Quartet’s then outstanding rights. Additionally, 420,000 unit purchase options of Quartet were converted into 123,356 common shares of the Registrant. Holdco registered these securities for issuance on a Registration Statement on Form S-4 (No. 333-195910), which was declared effective by the Commission on August 12, 2014.

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As consideration for their Former Pangaea securities at Closing, the Signing Holders received an aggregate of 29,411,765 common shares of the Registrant and 1,739,062 common shares issued based on the number of Quartet public shares converted into cash at the special meeting.

After giving effect to the Mergers, there are currently 34,611,129 common shares of the Registrant issued and outstanding. Upon the Closing, Quartet’s common stock, rights and units ceased trading and the Registrant’s common shares began trading on the Nasdaq Capital Market under the symbol “PANL,” subject to ongoing review of Holdco’s satisfaction of all listing criteria post-business combination.

As noted above, the conversion price for holders of public shares electing conversion was paid out of the Registrant’s trust account, which had a balance immediately prior to the Closing of approximately $8,361,166. Of the remaining funds in the trust account: (i) approximately $4,860,670 was used (or is being reserved) to pay transaction expenses and (ii) the balance of approximately $3,500,496 was released to the Registrant to be used for working capital purposes.

Of the common shares of the Registrant issued to the Signing Holders as consideration for the Transaction Merger, an aggregate of 1,100,000 such shares (“Escrow Shares”) were placed in escrow pursuant to an escrow agreement (“Indemnity Escrow Agreement”) entered into by the Registrant, Continental Stock Transfer & Trust Company, as escrow agent, the Signing Holders and a representative of Quartet at Closing. The Escrow Shares provide a fund of payment to Registrant with respect to its post-closing rights to indemnification under the Merger Agreement for breaches of representations and warranties and covenants by Former Pangaea and its subsidiaries and the Signing Holders. The escrow is the sole remedy for the Registrant for its rights to indemnification under the Merger Agreement. Claims for indemnification may be asserted against the escrow fund by the Registrant once its damages exceed a $2,000,000 threshold and are reimbursable to the full extent of the damages in excess of such amount, subject to certain exceptions. Of the 1,100,000 shares held in escrow, 550,000 shall be released on October 1, 2015 and the remaining shares will be released on October 1, 2016, in each case subject to reduction based on shares cancelled for claims ultimately resolved and those still pending resolution at the time of the release.

At Closing, the Registrant entered into a registration rights agreement (“Registration Rights Agreement”) with the Signing Holders, each of which became an “affiliate” of the Registrant under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), as a result of the issuance of common shares of the Registrant in the Transaction Merger. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus entitled “The Merger Proposal – Sale Restriction; Resale Registration” beginning on page 62 and are hereby incorporated by reference. The Registration Rights Agreement is attached as Exhibit 10.6 to this Report.

By letter agreement made on the date of the Closing, the Signing Holders agreed not to transfer the common shares of the Registrant that they received as a result of the Transaction Merger from the closing of the transaction until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the common shares of the Registrant exceeds $12.50 per share for any 20 trading days within a 30-trading day period and (ii) October 1, 2015 and (B) with respect to the remaining 50% of such shares, September 30, 2015, in each case subject to certain exceptions, provided, that the lock-up period shall terminate immediately prior to the consummation of a liquidation, merger, stock exchange or other similar transaction that results in any of the Registrant’s shareholders having the right to exchange the Registrant’s common shares for cash, securities or other property. This corresponds to the Quartet initial stockholders’ restrictions on transferring their shares memorialized in the escrow agreement entered into in connection with Quartet’s initial public offering. The Proxy Statement/Prospectus provides additional information about the Merger Agreement, the Mergers, the Registrant and Quartet. In addition, the foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Report and incorporated herein by reference.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the Registrant was a shell company, as the Registrant was immediately before the Mergers, then the Registrant must disclose the information that would be required if the Registrant were filing a general form for registration of securities on Form 10. Accordingly, the Registrant is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the Registrant’s acquisition of Former Pangaea by consummation of the Mergers, unless otherwise specifically indicated or the context otherwise requires.

Business

The business of the Registrant is described in the supplement to the Proxy Statement/Prospectus (the “Supplement”) filed with the Commission on September 2, 2014 by Quartet Holdco Ltd., in the Section entitled “Business of Pangaea” beginning on page S-14 and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Registrant’s business are described in the Proxy Statement/Prospectus in the Section entitled “Risk Factors” beginning on page 30 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of the Registrant. Reference is further made to the disclosure contained in the Supplement in the Section entitled “Pangaea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page S-22, which is incorporated herein by reference.

Employees

The employees of Registrant are described in the Proxy Statement/Prospectus in the Section entitled “Business of Pangaea – Crewing and Employees” on page 134 and that information is incorporated herein by reference.

Properties

The facilities of the Registrant are described in the Proxy Statement/Prospectus in the Section entitled “Business of Pangaea – Properties” on page 143 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of the Registrant’s common shares by:

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•	Each person known to be the beneficial owner of more than 5% of the Registrant’s outstanding common shares;

•	Each director and each of the Registrant’s principal executive officers and two other most highly compensated executive officers (“named executive officers”); and

•	All current executive officers and directors as a group.

Unless otherwise indicated, the Registrant believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Edward Coll	7,453,861		21.5%
Carl Claus Boggild	7,453,861		21.5%
Richard T. du Moulin	0		0%
Mark L. Filanowski	0		0%
Paul Hong	0		0%
Eric S. Rosenfeld	306,576		0.9%
David D. Sgro	65,568		0.2%
Peter Yu (3)	13,916,467	(3)	40.2%
Anthony Laura (4)	2,326,639		6.7%
All directors and executive officers after consummation of merger as a group (9 persons)
Five Percent Holders:
Pangaea One, L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	5,982,750		17.3%
Pangaea One (Cayman), L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	3,297,254		9.5%
Pangaea One Parallel Fund, L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	3,081,156		8.9%
Pangaea One Parallel Fund (b), L.P. c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	1,555,307		4.5%

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*Less than 1%.

(1) Unless otherwise indicated, the business address of each of the individuals is c/o Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

(2) The percentage of beneficial ownership is calculated based on 34,611,129 outstanding common shares, as of the date of Closing. Such amount does not take into account the shares that may be issued to the Signing Holders upon achievement of certain net income targets. Unless otherwise indicated, the Registrant believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them upon consummation of the Mergers.

(3) Mr. Yu is a principal officer or director of the entity directly or indirectly controlling the general partner of each of Pangaea One, L.P., Pangaea One (Cayman), L.P. and Pangaea One Parallel Fund, L.P. and Pangaea One Parallel Fund (B), L.P. (collectively, the “Pangaea One Entities”). Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Securities Exchange Act of 1934, Mr. Yu may be deemed to be the beneficial owner of the shares held by the Pangaea One Entities.

(4) The amount reported as beneficially owned by Mr. Laura includes amounts held in two trusts formed for his children.

Directors and Executive Officers

The Registrant’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the Section entitled “Management of Holdco Following the Mergers” beginning on page 200 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Quartet’s and Former Pangaea’s executive officers and directors is described in the Proxy Statement/Prospectus in the Section entitled “Executive Compensation” beginning on page 204 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Registrant are described in the Proxy Statement/Prospectus in the Section entitled “Certain Relationships and Related Person Transactions” beginning on page 215 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Business of Pangaea– Legal Proceedings” beginning on page 143, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Effective as of October 3, 2014, Registrant’s common shares began trading on the Nasdaq Capital Market under the symbol “PANL,” subject to ongoing review of Holdco’s satisfaction of all listing criteria post-business combination, in lieu of the common stock of Quartet. The Registrant has not paid any cash dividends on its ordinary shares to date. It is the present intention of the Registrant’s board of directors to pay an annual cash dividend of $0.10 per share. The payment of dividends is within the discretion of the Registrant’s board of directors and will be contingent upon the Registrant’s future revenues and earnings, if any, capital requirements and general financial condition.

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Information respecting Quartet’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the Section entitled “Price Range of Quartet Securities and Dividends” on page 221 and such information is incorporated herein by reference.

Description of Registrant’s Securities

The description of Registrant’s securities is contained in the Proxy Statement/Prospectus in the Section entitled “Description of Holdco Securities” beginning on page 219 and is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of the Registrant’s common shares to the Signing Holders in the Transaction Merger, which is incorporated herein by reference.

Indemnification of Directors and Officers

The Bermuda Companies Act permits the Registrant to indemnify its directors, officers, employees and agents, subject to limitations imposed by the Bermuda Companies Act. The Registrant’s Bye-laws require it to indemnify directors and officers to the full extent permitted by the Bermuda Companies Act. The Registrant will enter into indemnification agreements with its officers and directors that provide for indemnification to the maximum extent allowed under Bermuda law.

Under Bermuda law, a company may indemnify its directors and officers where the acts indemnified do not constitute fraud or dishonesty.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial statements and supplementary data of the Registrant, Former Pangaea and affiliates.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of the Registrant, Former Pangaea and affiliates.

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Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Signing Holders received, as consideration for all shares of Former Pangaea they held, an aggregate of 31,150,827 common shares of the Registrant at the Closing as described in Item 2.01 above. Additionally, in connection with the transactions, the Registrant issued an aggregate of 329,441 common shares of the Registrant at the Closing in exchange for a reduction in fees owed to such third parties, as described in Item 2.01 above. The Registrant issued the foregoing common shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the shares represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The parties also had adequate access, through business or other relationships, to information about the Registrant.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for Quartet (and its subsidiaries, including the Registrant) from April 19, 2013 (inception of Quartet) through the Closing. Grant Thornton LLP (“Grant Thornton”) served as the independent registered public accounting firm for Former Pangaea. Upon Closing, it was determined that Grant Thornton would serve as the independent registered public accounting firm for the Registrant. The decision to engage Grant Thornton following the Mergers was made by the audit committee of the Registrant’s board of directors effective as of October 2, 2014.

Marcum’s report on Quartet’s financial statements at December 31, 2013 and for the period from inception (April 19, 2013) to December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement by Quartet, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

During the period from April 19, 2013 (the Quartet’s inception) through December 31, 2013 and the subsequent interim period preceding the engagement of Grant Thornton, Quartet did not consult Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Quartet’s financial statements, and either a written report was provided to the Registrant or oral advice was provided that Grant Thornton concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Form 8-K and requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

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Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Merger Proposal” beginning on page 60 and “The Merger Agreement” beginning on page 84, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

After giving effect to the Mergers, there are currently outstanding 34,611,129 common shares of the Registrant. Together, the Signing Holders hold 90.0% of the outstanding common shares of the Registrant.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, Edward Coll, Carl Claus Boggild, Richard T. du Moulin, Mark L. Filanowski, Paul Hong, Peter M. Yu, Eric S. Rosenfeld and David D. Sgro were appointed as directors of the Registrant to serve until the end of their respective terms, and until their successors are elected and qualified. Messrs. Eric Rosenfeld, Richard du Moulin and Mark Filanowski serve as Class I directors, whose term expires at the Registrant’s 2015 annual meeting. Messrs. Paul Hong, Claus Boggild and David Sgro serve as Class II directors, whose term expires at the Registrant’s 2016 annual meeting and Messrs. Peter Yu and Edward Coll serve as Class III directors, whose term expires at the Registrant’s 2017 annual meeting. Messrs. Filanowski, Hong and Sgro were appointed to serve on the Registrant’s audit committee. Messrs. du Moulin, Rosenfeld and Yu were appointed to serve on the Registrant’s compensation committee and nominating committee.

Effective as of the Closing, Eric Rosenfeld resigned from his position as President and David D. Sgro resigned from his position as Chief Financial Officer and Treasurer, respectively, of the Registrant. At the same time, Edward Coll was appointed as Chairman of the Board and Chief Executive Officer, Carl Claus Boggild was appointed President and Anthony Laura was appointed as Chief Financial Officer and Secretary.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “Management of Holdco Following the Mergers” beginning on page 200 for biographical information about each of the directors and officers following the Mergers, which is incorporated herein by reference.

In connection with the Closing, the Signing Holders, including Messrs. Coll, Boggild and Laura, entered into lock-up agreements with the Registrant, which restrict the shareholders from selling any of of the Registrant’s common shares that they received as a result of the Transaction Merger during the twelve month period after the Closing, subject to certain exceptions. The form of the lock up agreement, the terms of which are identical for all of the Signing Holders, is attached as Exhibit 10.5 to this Report.

In addition, at the Special Meeting, the Quartet’s stockholders approved the Registrant’s 2014 Long-Term Incentive Plan. A description of the plan is included in the Proxy Statement/Prospectus in the section entitled “The Incentive Compensation Plan Proposal” beginning on page 108, which is incorporated herein by reference.

Following the Closing, each of the Registrant’s directors and officers, including its executive chairman and chief executive officer, its president and its chief financial officer and secretary, entered into indemnification agreements with the Registrant. Reference is made to the disclosure in Item 2.01 of this Report, which is incorporated herein by reference.

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Reference is made to the Proxy Statement/Prospectus section entitled “Certain Relationships and Related Person Transactions” beginning on page 215 for a description of certain transactions between the Registrant and certain of its directors and officers, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

As a result of the Mergers, Quartet merged with and into the Registrant with the Registrant surviving. In connection therewith, the Registrant filed an amendment to its Certificate of Incorporation changing its name to “Pangaea Logistics Solutions Ltd.” and an amendment to its Memorandum of Association reflecting the name change, increasing the authorized share capital from 100,000,000 to 101,000,000 shares and designating two classes of share capital—100,000,000 common shares and 1,000,000 preferred shares.

As amended, the constitutional documents of the Registrant differ from Quartet’s amended and restated certificate of incorporation in the following respects: (a) the name of the company is “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (b) the Registrant has 100,000,000 common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having had 25,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (c) the Registrant’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if Quartet failed to consummate a business combination in a specified period; and (d) the Registrant’s bye-laws will not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Charter Proposals” on page 99, which is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Mergers, the Registrant ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “The Merger Proposal” beginning on page 60 and “The Merger Agreement” beginning on page 84, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 8.01.	Other Events.

On September 30, 2014, Quartet and the Registrant issued a joint press release announcing the receipt of the stockholder approvals necessary to complete the Mergers, a copy of which is furnished as Exhibit 99.4 hereto. On October 2, 2014, Quartet and the Registrant issued a joint press release announcing the completion of the Mergers on October 1, 2014, a copy of which is furnished as Exhibit 99.5 hereto.

On October 8, 2014, the Registrant issued a press release announcing the entry into letter of intent in principle with ASO 2020 Maritime pursuant to which ASO 2020 Maritime will acquire a significant stake in the Registrant, a copy of which is furnished as exhibit 99.6 hereto.

The information set forth in this Item 8.01, including the text of the press releases attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

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Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

The financial statements of Former Pangaea are incorporated herein by reference from the Consolidated Financial Statements contained in the Supplement beginning on page F-1. The pro forma financial information for Former Pangaea is incorporated herein by reference from the section of the Supplement entitled “Unaudited Pro Forma Condensed Combined Financial Information”.

(d)	Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet Merger Corp., Quartet Holdco Ltd., Quartet Merger Sub Ltd., Pangaea Logistics Solutions, Ltd., and the securityholders of Pangaea Logistics Solutions, Ltd. (incorporated by reference to Annex A to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
3.1	Memorandum of Association of Holdco (incorporated by reference to Annex B to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
3.2	Bye-laws of Holdco (incorporated by reference to Annex B to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
4.1	Specimen Common Share Certificate of Holdco (incorporated by reference to Exhibit 4.4 to the Registrant Statement on Form S-4/A filed on July 15, 2014).
4.4	Form of Unit Purchase Option issued to EarlyBirdCapital, Inc. and its designees (incorporated by reference to Exhibit 4.4 of Quartet’s Form S-1/A filed on October 7, 2013).
10.1	Form of Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and each of the Registrant’s Officers, Directors and Initial Stockholders (incorporated by reference to Exhibit 10.1 of Quartet’s Form S-1/A filed on October 3, 2013).
10.2	Form of Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders (incorporated by reference to Exhibit 10.3 of Quartet’s Form S-1/A filed on October 3, 2013).
10.3	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders and EarlyBirdCapital, Inc. (incorporated by reference to Exhibit 10.6 of Quartet’s Form S-1/A filed on October 3, 2013).
10.4	Escrow Agreement among Quartet Holdco Ltd., the Representative (as described in the Agreement and Plan of Reorganization), the securityholders of Pangaea Logistics Solutions, Ltd., and Continental Stock Transfer & Trust Company, as Escrow Agent.
10.5	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.2 of Quartet’s Form 8-K filed on May 1, 2014).
10.6	Registration Rights Agreement between Quartet Holdco Ltd. and certain holders identified therein.
10.7	Form of Founding Shareholders Agreement (incorporated by reference to Exhibit 10.4 of Quartet’s Form 8-K filed on May 1, 2014).
10.8	$1.048 Million Secured Construction Loan Agreement (incorporated by reference to Exhibit 10.13 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.9	$9.12 Million Secured Term Loan (incorporated by reference to Exhibit 10.14 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.10	$4.55 Million Secured Term Loan (incorporated by reference to Exhibit 10.15 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.11	$40.0 Million Secured Loan Facility (incorporated by reference to Exhibit 10.16 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.12	$8.52 Million Term Loan (incorporated by reference to Exhibit 10.17 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).

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Exhibit	Description
10.13	$5.685 Million Secured Loan Facility (incorporated by reference to Exhibit 10.18 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.14	Post-Delivery Facility (incorporated by reference to Exhibit 10.19 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.15	$10.0 Million Loan from Shareholder (incorporated by reference to Exhibit 10.20 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.16	January 10, 2013 Related Party Loan with ASO 2020 Maritime S.A. (incorporated by reference to Exhibit 10.21 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.17	March 18, 2013 Related Party Loan with ASO 2020 Maritime S.A. (incorporated by reference to Exhibit 10.22 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.18	June 18, 2013 Related Party Loan with ASO 2020 Maritime S.A. (incorporated by reference to Exhibit 10.23 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.19	Related Party Loan with ST Shipping and Transport Pte. Ltd. (incorporated by reference to Exhibit 10.24 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.20	$5.0 million Loan Agreement from Bulk Partners (Bermuda) Ltd. to Nordic Bulk Carriers AS (incorporated by reference to Exhibit 10.25 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.21	Lease of 109 Long Wharf, Newport, RI 02840 (incorporated by reference to Exhibit 10.26 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.22	$13.0 Million Term Loan (incorporated by reference to Exhibit 10.27 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.23	Nordic Bulk Holding Company Ltd. Shareholders Agreement (incorporated by reference to Exhibit 10.28 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
10.24	Nordic Bulk Ventures Holding Company Shareholders Agreement (incorporated by reference to Exhibit 10.29 of the Registrant’s Registration Statement on Form S-4/A filed on June 25, 2014).
14.1	Code of Ethics.
16.1	Letter dated October 8, 2014, from Marcum, LLP to the Registrant.
99.1	Form of Audit Committee Charter (incorporated by reference to Annex F to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
99.2	Form of Nominating Committee Charter (incorporated by reference to Annex G to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
99.3	Form of Compensation Committee Charter (incorporated by reference to Annex H to the definitive Proxy Statement/Prospectus included with the Registration Statement on Form S-4/A filed on August 13, 2014).
99.4	Press release, dated September 30, 2014
99.5	Press release, dated October 2, 2014
99.6	Press release, dated October 8, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2014

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Anthony Laura
Name: Anthony Laura
Title: Chief Financial Officer

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